Exhibit 10.6

AMENDMENT TO THE FURNITURE BRANDS INTERNATIONAL, INC.

EXECUTIVE SEVERANCE PLAN

Whereas, Furniture Brands International, Inc. (“Company”) adopted the Furniture Brands International, Inc. Executive Severance Plan (“Plan”) for the benefit of eligible executives; and

WHEREAS, the Company retained the right to amend the Plan pursuant to Section 7(b) thereof; and

WHEREAS,	the Company desires to amend the Plan:
NOW, THEREFORE, effective as of _____, 2008, the Plan is amended as follows:
1. Sections 4(a)(i) and (ii) are deleted and replaced with the following:

“(i)one and one-half times the Eligible Executive’s annual base salary as of the Eligible Executive’s Termination Date;

(ii) one and one-half times the average annual bonus or incentive paid to the Eligible Executive under the Short-Term Incentive Plan over the three year period (or such shorter period of time as the Eligible Executive was eligible for that payment under the Short-Term Incentive Plan) immediately preceding the year of the Eligible Executive’s Termination Date;”

IN WITNESS WHEREOF, the foregoing Amendment was adopted on the __ day of ___, 2008.

FURNITURE BRANDS INTERNATIONAL, INC.

By: ____________________
Title:____________________